                                                                    EXHIBIT 10.1

                                VOTING AGREEMENT

      VOTING AGREEMENT, dated as of December 31, 1999 (this "Agreement"), by and among Netrix Corporation, a Delaware corporation (the "Company"), and each of the holders (each a "Holder") of shares of the common stock, par value $.01 per share (the "AetherWorks Common Stock"), of AetherWorks Corporation, a Minnesota corporation ("AetherWorks"), listed on Schedule I attached hereto.

                                   WITNESSETH:

A. WHEREAS, the Company, AetherWorks and Nx1 Acquisition Corp., a Delaware corporation ("Merger Sub"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"; capitalized terms used herein and not otherwise defined are used herein as defined in the Merger Agreement), pursuant to which AetherWorks will be merged (the "Merger") with and into Merger Sub, and (i) all of the issued and outstanding shares of AetherWorks Common Stock shall be converted into the right to receive shares of common stock of the Company (the "Parent Common Stock"); (ii) all of the issued and outstanding options to acquire AetherWorks Common Stock shall be converted into the right to receive options to acquire shares of Parent Common Stock; and (iii) all of the issued and outstanding warrants to acquire AetherWorks Common Stock shall be converted into the right to receive warrants to acquire shares of Parent Common Stock, pursuant to and in accordance with the terms and conditions set forth in the Merger Agreement;

      WHEREAS, each Holder,  individually or as trustee or custodian,  is either
(i) the owner of or (ii) the holder of an irrevocable proxy and as such has a right to vote the number of shares of AetherWorks Common Stock set forth opposite such Holder's name on Schedule I to this Agreement (the "Subject Shares"); and

      WHEREAS, as a condition of its entering into the Merger Agreement, the Company has requested that each Holder agree, and each Holder has agreed, to vote the Subject Shares and to grant the Company an irrevocable proxy to vote the Subject Shares upon the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

      1. AGREEMENT TO VOTE SHARES. At every annual or special meeting of the shareholders of AetherWorks and at every continuation or adjournment thereof, and on every action or approval by written consent of the shareholders of AetherWorks in lieu of any such meeting, each Holder: (i) shall vote the Subject Shares in favor of approval of the Merger Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger; and (ii) shall vote the Subject Shares against any proposal made in opposition to consummation of the Merger.

      2. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, each Holder is delivering to the Company a proxy in the form attached hereto as Exhibit A, which shall be irrevocable to the full extent permitted by law, with respect to the Subject Shares.

      3. REPRESENTATIONS AND WARRANTIES OF THE HOLDERS. Each Holder hereby represents and warrants to the Company that:

      (a) This Agreement has been duly executed and delivered by such Holder, and is the legal, valid and binding obligation of such Holder;

      (b) No consent of any court, governmental authority, beneficiary, co-trustee or other person is necessary for the execution, delivery and performance of this Agreement by such Holder;

      (c) The Subject Shares are owned free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than this Agreement;

      (d) Such Holder has the present power and right to vote all of the Subject Shares; and
      (e) Except as provided herein, such Holder has not: (i) granted any power-of-attorney or other authorization or interest with respect to any of the Subject Shares; (ii) deposited any of the Subject Shares into a voting trust; or (iii) except for the Stockholders Agreement dated as of May 12, 1998 among AetherWorks, Cabletron Systems, Inc., Robert C. Lind, William H. Costigan and Jonathan
            A. Sachs, entered into any voting agreement or other arrangement with respect to the voting of any of the Subject Shares.

      4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Holder that:

      (a) This Agreement has been duly executed and delivered by the Company, and is the legal, valid and binding obligation of the Company; and

      (b) No consent of any court, governmental authority, beneficiary, co-trustee or other person is necessary for the execution, delivery and performance of this Agreement by the Company.

      5. COVENANTS OF THE HOLDERS. Each Holder hereby agrees and covenants that any shares of capital stock of AetherWorks (including shares of AetherWorks Common Stock) that such Holder purchases or with respect to which such Holder otherwise acquires beneficial ownership after the date of this Agreement and prior to the termination of this Agreement pursuant to Section 8 shall be considered "Subject Shares" and subject to each of the terms and conditions of this Agreement.

      6. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any changes in the shares of AetherWorks Common Stock by reason of stock dividends, split-ups, recapitalizations, combinations, exchanges of shares or the like, the number of Subject Shares shall be adjusted appropriately.

      7. TERMINATION. This Agreement shall terminate on the earlier of: (a) the Effective Time; (b) at any time upon written notice by the Company to any Holder terminating this Agreement; or (c) the date on which the Merger Agreement is terminated.

      8. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally or mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or to such other address for a party as shall be specified by like change of address), or sent by electronic transmission with confirmation received, to the telecopy number specified below, if any:

            (a)   if to any Holder:

                  [NAME OF HOLDER]
                  c/o AetherWorks Corporation
                  445 Minnesota Street, Suite 2400
                  St. Paul, Minnesota 55101-2139

            (b)   if to the Company:

                  Netrix Corporation
                  13595 Dulles Technology Drive
                  Herndon, Virginia 20171
                  Attention:  Chief Financial Officer
                  Facsimile No.: (703) 793-2060

      9.  HEADINGS.   The  headings   contained  in  this  Agreement  are  for
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      10. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

      11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.

      12. ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise.

      13. AMENDMENT. This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by each of the parties hereto. Except as is provided in Section 7, this Agreement may only be terminated in a writing signed by each of the parties hereto. The waiver by any party of compliance with any provision of this Agreement by any other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

      14. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

      15. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specified terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

      16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto individually, by its duly authorized officer or in its capacity as a duly authorized trustee or custodian, all as of the date first above written.

                                 Netrix Corporation


                                  By:_____________________________
                                     Name:
                                     Title:




                                   /S/  William H. Costigan
                                   _______________________________
                                   WILLIAM H. COSTIGAN



                                   /S/ Robert C. Lind
                                   ________________________________
                                   ROBERT C. LIND



                                   /S/ Jonathan A. Sachs
                                   ________________________________
                                   JONATHAN A. SACHS

                                   SCHEDULE I



HOLDER                                                      NUMBER OF SHARES
------                                                      ----------------

Costigan, William H.                                        108,635
Lind, Robert C.                                             105,981
Sachs, Jonathan A.                                          446,100
       Irrevocable proxy for
       Museum of Science
       and Technology Foundation                              3,900
       Henrikssen, Ingunn J.R.                              150,000
                                                            -------
                                      TOTAL:                814,616
                                                            =======

                                                                       EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

                                IRREVOCABLE PROXY

      The undersigned shareholder of AetherWorks Corporation, a Minnesota corporation ("AetherWorks"), hereby irrevocably (to the full extent permitted by law) appoints and constitutes Steven T. Francesco,  Peter J. Kendrick, and Bryan
R. Holley, each an officer of Netrix Corporation (the "Company"), in his capacities as an officer of the Company, and any individual(s) who shall hereafter succeed to such offices, and the Company, and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of AetherWorks beneficially owned by the undersigned, which shares are listed on the final page of this Proxy (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until such time as the Voting Agreement, dated as of December 31, 1999 (the "Voting Agreement"), among the Company and each of the shareholders of AetherWorks signatory thereto, shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

      This proxy is irrevocable (to the full extent permitted by law) and is granted in connection with the Voting Agreement and is granted in consideration of the Company entering into the Agreement and Plan of Merger, dated as of December 31, 1999 (the "Merger Agreement"), among the Company, AetherWorks and Nx1 Acquisition Corp., a Delaware corporation.

      The attorneys and proxies named above will be empowered at any time prior to termination of the Voting Agreement to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual or special meeting of the shareholders of AetherWorks and at every continuation or adjournment thereof, and on every action or approval by written consent of the shareholders of AetherWorks in lieu of any such meeting, (i) in favor of approval of the Merger Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger and (ii) against approval of any proposal made in opposition to consummation of the Merger.

      The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to termination of the Voting Agreement at every annual or special meeting of the shareholders of AetherWorks and at every continuation or adjournment thereof, and on every action or approval by written consent of the shareholders of AetherWorks in lieu of any such meeting, (i) in favor of approval of the Merger Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger and
(ii) against approval of any proposal made in opposition to or competition with consummation of the Merger. The undersigned shareholder may vote the Shares on all other matters.

      Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      This proxy is irrevocable.

      Dated: ___________________

      Signature of Shareholder:_____________________________________
      Print name of Shareholder:

      Shares beneficially owned: ___________ shares